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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):       July 7, 1998
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                                Oncormed, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

            00-13768                                         52-1842781
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    (Commission File Number)                      (I.R.S. Employer Identification No.)
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      205 Perry Parkway, Gaithersburg, Maryland                     20877
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         (Address of Principal Executive Offices)                 (Zip Code)


                                (301) 208-1888
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              (Registrant's Telephone Number, Including Area Code)

                                     N.A.
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On July 7, 1998, the Company issued two press releases announcing an Agreement and Plan of Merger and Reorganization, copies of which are attached hereto as Exhibits 99.1 and 99.2. The information contained in the press releases are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

Exhibit Number                    Description

       99.1                       Press release, dated July 7, 1998.

       99.2                       Press release, dated July 7, 1998.

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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Oncormed, Inc.
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                                                 (Registrant)

                                    By:  /s/ DOUGLAS DOLGINOW
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                                    Name: Douglas Dolginow
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                                    Title: President and Chief Operating Officer
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Dated:  July 7, 1998





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